SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2007

Commonwealth Telephone Enterprises, Inc.
(Exact Name of Registrant
as Specified in Charter)

Pennsylvania	0-11053	23-2093008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CTE Drive Dallas, PA 18612-9774
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (570) 631-2700

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On March 1, 2007, Commonwealth Telephone Enterprises, Inc. (“Commonwealth”) and Citizens Communications Company (“Citizens”) issued a joint press release announcing that the Pennsylvania Public Utility Commission approved the proposed acquisition of Commonwealth by Citizens and that the transaction is expected to close during the first half of March 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 1, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH TELEPHONE ENTERPRISES, INC.

Date:	March 1, 2007	By:	/s/ Raymond B. Ostroski

			Name:	Raymond B. Ostroski
			Title:	Senior Vice President, General Counsel and
Secretary

INDEX TO EXHIBIT

Exhibit No.	Description
99.1	Press Release dated March 1, 2007.